 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 23, 2014

STRATEX OIL & GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Colorado	333-164856	94-3364776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 S. Main, Suite 900, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 519-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

MAHONEY SABOL & COMPANY, LLP has served as Stratex Oil & Gas Holdings, Inc. (“the Company”) independent registered public accounting firm to audit the consolidated financial statements of the Company for the periods from January 25, 2011 (date of inception) through the fiscal years ended December 31, 2011, 2012 and 2013. On December 1, 2014 the Company completed a merger with Richfield Oil & Gas Company and relocated its accounting offices to Salt Lake City, Utah. On December 19, 2014 Mahoney Sabol & Company LLP was informed that the Company has elected to retain Mantyla McReynolds LLC, Richfield Oil & Gas Company’s auditors, to serve as the Company’s Certifying Accountants. Effective December 19, 2014, Mahoney Sabol & Company LLP resigned as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The audit reports of Mahoney Sabol & Company LLP on the Company’s consolidated financial statements for the years ended December 31, 2013, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and these statements were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2013, 2012 and 2011, did state that the Company has suffered losses from operations and has an accumulated deficit, which raises substantial doubt about its ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2013, 2012 and 2011 and the subsequent interim period through December 19, 2014, there were no disagreements with Mahoney Sabol & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had not been resolved to the satisfaction of Mahoney Sabol & Company LLP that would have caused Mahoney Sabol & Company LLP to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Mahoney Sabol & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether Mahoney Sabol & company LLP agrees with the above statements. A copy of such letter dated December 23, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Stratex Oil & Gas Holdings, Inc. Board of Directors has appointed Mantyla McReynolds LLC as the successor independent registered public accounting firm on December 19, 2014. Prior to such appointment Mantyla McReynolds LLC has served as Richfield Oil & Gas Company auditors for the periods ended December 31, 2010, 2011, 2012 and 2013. The Company has not consulted with Mantyla McReynolds LLC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

16.1*	Change of auditor letter to SEC, dated December 23, 2014.

*   Included herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX OIL & GAS HOLDINGS, INC.

Date: December 26, 2014	By:	/s/ Stephen Funk
Name: Stephen Funk
Title: Chief Executive Officer